DEFERRED INCOME TAX	12 Months Ended
Dec. 31, 2022
Major components of tax expense (income) [abstract]
DEFERRED INCOME TAX [Text Block]

15. DEFERRED INCOME TAX

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts for income tax purposes. The components of the deferred tax liability are as follows:

(Cdn$ thousands)	December 31, 2022	December 31, 2021
PP&E	(96,871)	(81,924)
Decommissioning obligation	5,316	6,801
Lease liability	1,179	903
Share and debt issue costs	(1,225)	(980)
Foreign exchange	294	(505)
Unrealized loss on risk management contracts	(2,761)	6,004
Charitable donations	167	160
Non-capital losses	62,181	101,621
Deferred income tax asset not recognized	-	(32,080)
Deferred income tax liability	(31,720)	-

As at December 31, 2021, the Company did not recognize a deferred tax asset due to uncertainty regarding future taxable profits against which losses can be offset.

The deferred income tax provision differs from the expected amount calculated by applying the Canadian combined federal and provincial income tax rate of 23.00% (December 31, 2021 - 23.00% and December 31, 2020 - 23.99%) as summarized in the following table:

(Cdn$ thousands)	December 31, 2022	December 31, 2021	December 31, 2020
Net profit (loss) before income taxes	256,820	(71,821)	53,410
Statutory income tax rate	23.00%	23.00%	23.99%
	59,069	(16,519)	12,813
Increase (decrease) resulting from:
Share-based compensation	2,310	3,229	1,716
Warrant revaluation	2,441	22	(955)
Rate change	228	(50)	(586)
Change in unrecognized tax assets	(32,080)	12,000	(13,617)
Other	(248)	1,318	629
Deferred income tax expense	31,720	-	-

At December 31, 2022, the Company had approximately $270.4 million of non-capital losses which begin to expire after 2034 (December 31, 2021 - $441.8 million and December 31, 2020 - $386.8 million).